




FISKER

INVESTOR PRESENTATION

JULY 2020

Spartan Energy Acquisition Corp.

DISCLAIMERS

FORWARD LOOKING STATEMENTS

This Presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics, projections of market opportunity and market share, and statements regarding the proposed relationship between Fisker and Volkswagen, Fisker and Pivet, and the implications of those arrangements and related agreements on Fisker's business and results of operations. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Fisker's and Spartan's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Fisker and Spartan. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Spartan or Fisker is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to Fisker; risks related to the rollout of Fisker's business and the timing of expected business milestones; risks related to Fisker's proposed relationship with Volkswagen, including the inability of Fisker and Volkswagen to finalize definitive agreements governing their relationship on a timely basis or at all and the related timing of production schedules and other key partnership milestones; the effects of competition on Fisker's future business; the amount of redemption requests made by Spartan's public stockholders; the ability of Spartan or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future, and those factors discussed in Spartan's final prospectus filed on August 13, 2018, Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, in each case, under the heading "Risk Factors," and other documents of Spartan filed, or to be filed, with the Securities and Exchange Commission ("**SEC**"). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Spartan nor Fisker presently know or that Spartan and Fisker currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Spartan's and Fisker's expectations, plans or forecasts of future events and views as of the date of this Presentation. Spartan and Fisker anticipate that subsequent events and developments will cause Spartan's and Fisker's assessments to change. However, while Spartan and Fisker may elect to update these forward-looking statements at some point in the future, Spartan and Fisker specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Spartan's and Fisker's assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Neither Fisker, Spartan, nor any of their respective affiliates have any obligation to update this Presentation. Although all information and opinions expressed in this Presentation were obtained from sources believed to be reliable and in good faith, no representation or warranty, express or implied, is made as to its accuracy or completeness. This Presentation contains preliminary information only, is subject to change at any time and is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Fisker and Spartan.

USE OF PROJECTIONS

This Presentation contains projected financial information with respect to Fisker, namely Fisker's projected revenue, units produced, market share, Adjusted EBITDA, Adjusted EBITDA margin and free cash flow for 2022-2025. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See "Forward-Looking Statements" paragraph above. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Neither the independent auditors of Spartan nor the independent registered public accounting firm of Fisker, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation.

IMPORTANT INFORMATION FOR INVESTORS AND SHAREHOLDERS

In connection with the proposed business combination, Spartan intends to file a proxy statement with the SEC. The definitive proxy statement and other relevant documents will be sent or given to the shareholders of Spartan and will contain important information about the proposed business combination and related matters. Spartan shareholders and other interested persons are advised to read, when available, the proxy statement in connection with Spartan's solicitation of proxies for the meeting of shareholders to be held to approve the business combination because the proxy statement will contain important information about the proposed business combination. When available, the definitive proxy statement will be mailed to Spartan shareholders as of a record date to be established for voting on the business combination. Shareholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC's website at www.sec.gov.

PARTICIPANTS IN SOLICITATION

Spartan, Fisker and their respective directors and officers may be deemed participants in the solicitation of proxies of Spartan's shareholders in connection with the proposed business combination. Spartan shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Spartan in Spartan's Registration Statement on Form S-1 initially filed with the SEC on July 20, 2018. Additional information will be available in the definitive proxy statement when it becomes available.

DISCLAIMERS

USE OF NON-GAAP FINANCIAL MEASURES

The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement to be filed by Spartan with the SEC. Some of the financial information and data contained in this Presentation, such as Adjusted EBITDA, Adjusted EBITDA margin and free cash flow, have not been prepared in accordance with United States generally accepted accounting principles ("**GAAP**"). Spartan and Fisker believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Fisker's financial condition and results of operations. Spartan and Fisker believe that the use of these non- GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Fisker's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non- GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Fisker's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results.

INDUSTRY AND MARKET DATA

This Presentation has been prepared by Spartan and Fisker and includes market data and other statistical information from sources believed by Spartan and Fisker to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of Spartan and Fisker, which are derived from its review of internal sources as well as the independent sources described above. Although Spartan and Fisker believe these sources are reliable, they have not independently verified the information and cannot guarantee its accuracy and completeness.

TRADEMARKS AND TRADE NAMES

Spartan and Fisker own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Spartan or Fisker, or an endorsement or sponsorship by or of Spartan or Fisker. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Spartan or Fisker will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

KEY FIGURES



Henrik Fisker

Fisker

Chairman & CEO

- Designer of BMW E1 electric interior and Z07 and Z8 models
- Aston Martin Board Member and Designer of Vantage & DB9 Production Launch
- Founder and Designer of Fisker Karma



Stefan Krause

Fisker

President & COO

- Involved in the launch of several BMW, Rolls Royce, Land Rover and Mini variants models
- CFO (2002 - 2007) and Sales and Marketing Board Member, BMW
- CFO (2008 - 2015) and Management Board Member, Deutsche Bank
- Co-Founder and CEO, Canoo



Dr. Burkhard Huhnke

Fisker

CTO

- SVP of Product Innovation & E-Mobility, VW
- Initiated VW Automotive Innovation Lab at Stanford
- VW Positions: Senior GM, Electronics System Integration, Whole Vehicle Integration



Dr. Geeta Gupta-Fisker

Fisker

CFO

- Investment Manager, Consensus Group (Multi-Billion Dollar Family Office)
- Technology Development Manager, Lloyds Bank (>$100M Investments)
- EPSRC Post Doctoral Research Fellow
- Ph.D. Biotech, University of Cambridge



Geoff Strong

Spartan

- Senior Partner, Co-Lead Infrastructure & Natural Resources, Apollo
- CEO, Director of Spartan
- Oversees investing activities in infrastructure and natural resources globally
- Previously worked at Blackstone, focusing on energy investments
- VP of Morgan Stanley Capital Partners



Joseph Romeo

Spartan

- Principal, Apollo
- Co-leads SPAC efforts
- Previously worked at GE, Energy Financial Services executing principal investments in the energy and renewables space
- Began career in investment banking and received AB from Princeton and MBA from Harvard Business School



John MacWilliams

Spartan

- Operating Partner, Apollo
- Director of Spartan
- Previously served as Associate Deputy Secretary and Chief Risk Officer of the U.S. Department of Energy from 2013 until 2017
- Prior to the DOE, had a long career in finance and investing at Goldman Sachs, J.P. Morgan and The Beacon Group, (co-founded in 1993)

AIMING TO BE THE WORLD'S FIRST DIGITAL CAR COMPANY

Rethinking the Future of Automotive Development, Manufacturing, Sales & Service



Legendary & Award Winning Design

Fisker Ocean — Affordable, Premium All-Electric SUV



Platform Sharing: World's Most Advanced EV Platform

Anticipate using Durability-Tested OEM Platform(1)



OEM Partner: Manufacturing, Logistics & Supply Chain

Anticipated World-Class Build Quality



Digital Sales & Service Experience

Fisker Flexee App



(1) Fisker is seeking to negotiate an agreement with Volkswagen for the supply of parts and components for its vehicles, but no definitive agreement has been reached.

APOLLO'S GLOBAL, INTEGRATED PLATFORM

APOLLO

1990 Founded

$316B AUM

39% IRR Since 1990

1,268 Employees

410 Investment Professionals

15 Global Offices

KEY ATTRIBUTES

- ✓ Transaction partner of scale that is able to move quickly
- ✓ Deep industry knowledge
- ✓ Opportunistic across market cycles
- ✓ Integrated platform across asset classes and geographies

Business Segments

Private Equity

- Traditional buyouts
- Corporate carve-outs and partnership transactions
- Distressed buyouts

Fund IX: $24.7B

Credit

- Drawdown
- Liquid / Performing
- Permanent Capital Vehicles:
  - Athene, MidCap, BDCs, Closed-End Funds
- Advisory

$210B AUM

Real Assets

- Commercial real estate
- Global private equity and debt investments
- Performing fixed income (CMBS, CRE Loans)

$34B AUM

GLOBAL FOOTPRINT



Los Angeles
San Diego
Houston
New York
Bethesda
London
Madrid
Frankfurt
Luxembourg
Delhi
Mumbai
Tokyo
Shanghai
Hong Kong
Singapore

Note: As of March 31, 2020. Please see Apollo's public filings with SEC for more information on the definition of AUM.

COWEN OUTPERFORM

CREDIT SUISSE

PROPOSED TRANSACTION OVERVIEW

TRANSACTION STRUCTURE

- Spartan has proposed to enter into a business combination with Fisker, a designer, developer and manufacturer of electric vehicles
- The transaction is expected to close in 2H 2020
- It is anticipated that the post-closing company will retain the Fisker name and be listed on the NYSE
- The transaction, inclusive of the planned $500 million PIPE financing, is expected to fully fund Fisker to start of production of the Fisker Ocean SUV

VALUATION

- Transaction implies a pro forma enterprise value of $1.9 billion
  - 0.6x based on projected 2023E revenue of $3.3 billion
  - 4.3x based on projected 2023E Adj. EBITDA of $441 million
- Existing Fisker shareholders will receive ~60% of the pro forma equity[(1)]

CAPITAL STRUCTURE

- The transaction will be funded by a combination of Spartan cash held in trust account, Spartan common stock, and proceeds from the PIPE
- Transaction expected to result in ~$1.0 billion net proceeds[(1)] to the Company

(1) See Slide 31 for key assumptions and additional details.

INVESTMENT HIGHLIGHTS

Fisker is a premium affordable EV business with significant IP upside

- Global EV brand with trademarks in over 20 countries
- An exciting nine-year product plan with cutting edge styling and engineering, with the 2022 Fisker Ocean targeting the largest and fastest growing segment of the auto market
- A native app which will offer a state-of-the-art digital ownership experience
- Fisker is planning to develop the next generation of EE-architecture to complement its app's seamless digital experience



Platform sharing and component sourcing partnership with Volkswagen under negotiations

- Fisker's preferred partner is VW, which is developing the world's most advanced high volume electric vehicle platform
- Fisker is seeking to negotiate an agreement with VW for the supply of parts and components for its vehicles
- Accelerates time to market and dramatically reduces vehicle development costs
- Anticipated access to Volkswagen's industry-leading EV component quality, pricing and supply chain



World-class manufacturing strategy through anticipated one-of-a-kind access to existing high volume production capacity

- Limits risk to production ramp-up and vehicle quality
- Avoids substantial investments in manufacturing capabilities and production learning curve
- Flexibility for arrangements with other world class contract manufacturers provides additional optionality as the business scales


FISKER

Substantially de-risked and asset-light business model

- Anticipated industry-first relationship in both platform sharing and manufacturing would result in economies of scale, with profitability expected on the first unit produced
- Use of existing manufacturing and anticipated use of Volkswagen's globally sourced MEB Platform would provide confident visibility to unit production schedule, bill of materials, manufacturing costs and ultimately gross profit per vehicle
- Transaction expected to fully fund equity needs through start of production

BUILDING ON DESIGN HERITAGE



Henrik Fisker

Chairman & CEO

NOTABLE DESIGNS

- ✓ Designer of **BMW E1 electric interior**, and **Z07 and Z8 models**
- ✓ **Aston Martin Board Member** and Designer of **Vantage & DB9 Production Launch**
- ✓ **Founder** and Designer of **Fisker Karma**

Experience

ASTON MARTIN DB9



ASTON MARTIN VANTAGE



BMW Z8



BMW X5



BMW Z07 CONCEPT



FISKER KARMA


FISKER KARMA

INTRODUCING FISKER OCEAN



FISKER



JUNE 24, 2020 RESERVATIONS

25,000+
Soft orders from 118 countries (~$1.3B indicative revenue)

5,500+ (1)
Hard orders with deposits from 32 countries (90% NA, ~$275M indicative revenue)

FEATURES

- Range: 250 - 300 miles
- 30 minutes of charging for 80% of range
- State-of-the-art ADAS package
- Optional photovoltaic solar roof
- Optional cutting edge augmented reality Head-Up-Display
- 100% supported by mobile app

SPECIFICATIONS

- Five passengers
- Greater than 80 kWh battery
- Seven exterior colors
- Vegan interior and recycled materials
- 2WD and 4WD
- Available for purchase or unique flexible lease

Anticipated available Q4 2022 starting at $37,499 / $379 per month ($2,999 drive off)

Excluding federal EV tax credits (only applicable to sales price)

MOST AWARDED NEW AUTOMOBILE OF CES 2020

TIME
Best of CES 2020

Newsweek
Best of CES 2020

BUSINESS INSIDER
The 16 Best New Products At CES

DIGITAL TRENDS
Best Cars of CES

cnet
Favorites of CES

PC PCMAG.COM
Best Cars of CES

Note: Company reserves the right to change specifications.
(1) $250 reservation price, 10% refund fee ($25)

DESIGNED & DEVELOPED BY FISKER

FISKER DESIGN & DEVELOPMENT








FISKER





PROTOTYPE BUILT BY VW'S ITALDESIGN

Fully drivable prototype built on the durability-tested MEB Platform


FISKER



FISKER OCEAN UNIQUE SELLING POINTS AND IP

1



- ✓ **California Mode**
- ✓ Nine glass panels open with the push of one button
- ✓ Patent Pending

2



- ✓ **Expected five-star rating**
- ✓ Fisker unique high mounted rear indicator

3


FISKER

- ✓ **Photovoltaic solar roof**
- ✓ Increases overall efficiency

4



- ✓ **Expected to be world's most sustainable vehicle**
- ✓ Recycled rubber from tire manufacturing waste
- ✓ Eco-suede interior trim made from recycled polyester
- ✓ All carpets made from fishing nets and bottles recycled from ocean waste

5



- ✓ **Unique user interface on large curved screen**
- ✓ Five haptic buttons; world-class UI with added convenience and safety while driving

6



- ✓ **Largest interior space for vehicle size** among main competitors
- ✓ High quality with luxury feel

7



- ✓ **Real modern SUV design**, already recognized with several awards
- ✓ Stands out among hatchback crossover competitors

8



- ✓ **16" large curved screen** with haptic buttons
- ✓ **Full color augmented head up display** with connected **karaoke mode**
- ✓ Syncs with Flexee App

Note: Company reserves the right to change specifications.

ANTICIPATED PLATFORM SHARING ARRANGEMENT

PLATFORM SHARING ARRANGEMENT

- ✓ VW and Fisker in negotiations for **Fisker to access VW's MEB electric vehicle platform** — the Ocean has been developed on Volkswagen's new modular electric drive matrix (MEB) platform
- ✓ The MEB Platform would allow Fisker to enter the market in **approximately half of the time** and with **costs substantially reduced** relative to a vertically integrated business model
- ✓ The development of the **MEB has led to innovative changes** in body design, interior design, packaging, vehicle electronics and powertrain characteristics
- ✓ Multiple vehicles can be produced on the same platform, which will **enhance the speed to market** and **meaningfully reduce the cost and risk** of future product offerings





ANTICIPATED COLLABORATION DRIVES SUSTAINABLE ADVANTAGES

Fisker believes it will be able to streamline its business model and mitigate significant risks for the Fisker Ocean development and production

REDUCED RISK

- Unique and de-risked business model with streamlined operations and sustainable cost advantages
- Using experienced, skilled workforce limits ramp-up timing and re-work risks
- Significant reduction in development timing and cost anticipated by leveraging the investment already made in the MEB Platform
- Fisker's ability to enter the luxury mass production segment at an attractive price point for consumers
- Anticipated integration into current production schedule supports projected volumes

COMPELLING MARGINS

- Fisker believes it can obtain the economies of scale typically found only in established, high-volume OEMs by utilizing existing supply chains through arrangements with existing OEMs
  - OEM large battery procurement commitment is expected to deliver one of the industry's lowest battery costs per kWh
- Indicative terms for key input costs already discussed, creating confidence around profitability
- Uniquely flexible, asset-lite footprint further enhances expected margins
- Anticipated partnerships limit risk and required investment in R&D, engineering, testing and validation

PROVEN QUALITY

- Henrik Fisker is a proven designer with a history of developing legendary vehicles
- Experienced, hand-picked Fisker team with broad vehicle launch experience
- Development, ramp-up and manufacturing performed in cooperation with a skilled and experienced workforce
- Parts / platform will be fully safety-tested and certified for sale globally
- Fully developed and proven technology platform including battery, powertrain, chassis, e-architecture software stack
- Versatility and scale of anticipated use of MEB Platform would accommodate ability to easily introduce future new vehicle offerings

Note: Fisker and VW have not entered binding agreement for supply or manufacturing.

COMPELLING MARKET OPPORTUNITY

The Fisker Ocean will be a highly competitive premium yet affordable all-electric SUV targeting the largest and fastest growing segment of the auto market

A TRULY AFFORDABLE ELECTRIC SUV[1]



	Fisker SUV	Tesla Y	Volvo XC40 Electric	BMW i6	Mercedes EQ	Jaguar I-PACE	Rivian R1S
Vehicle Type	**SUV**	Crossover	SUV	Crossover	Crossover	Crossover	SUV
Price Range	**$37k to $69k**	$40k to $75k	Starting at $50k	$60k to $100k	$70k to $90k	$70k to $90k	$72k+

Meets Requirements | Challenge to Meet

EV MARKET RAPIDLY GROWING[2]

(Projected global electric vehicle fleet size)


140
120
100
80
60
40
20
-
~30% CAGR
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030

FISKER OCEAN TARGETED AT GROWING US SUV MARKET SEGMENT[3]


US SUV Sales Mix
US Car Sales Mix
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
SUV
CAR
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Note: Prices and specifications may change from time to time.
Source: (1) Management estimates; (2) Represents Passenger Vehicles, Heavy Commercial, Medium Commercial and Light Commercial figures per Electric Vehicle Outlook 2020, Bloomberg NEF; (3) DOC, OICA, GoodCarBadCar.

COWEN OUTPERFORM
CREDIT SUISSE

DIGITAL SALES, MARKETING & CUSTOMER EXPERIENCE

Fisker's direct-to-customer digital strategy is suited for changing consumer preferences and a changing world

After 50+ years in which the auto industry's marketing approach has barely changed, **the landscape is now rapidly evolving**

According to a KPMG survey of 2,500 U.S. consumers in April 2020, ***more than 75% said they would prefer to complete the purchase, trade-in, finance and delivery transactions digitally and remotely***

The Flexee App

- ✓ Vehicle Configuration
- ✓ Seamless Digital Purchasing
- ✓ Schedule Service / Onboard Diagnostics
- ✓ Vehicle Pick-Up / Digital Key
- ✓ Trained Concierge
- ✓ Insurance / Payments
- ✓ Trade-in


FISKER
mobility on your terms.
Fisker Ocean
Reserve
FISKER
Customize

VEHICLE PACKAGE / OPTIONS PRICING FOR KEY INDUSTRY COMPS (WALK-UP)

Vehicle Pricing	Base	Sport	Power Sport	Extreme
Fisker Ocean	$37,499	$47,999	$59,000	$69,900
Tesla Model 3	$39,990 (Standard Range Base)	$48,990 (Long Range Base)	$56,990 (Performance Base)	$66,990 (Performance Loaded)
BMW 3-Series	$40,750 (330i Base)	Multiple Option Packages		$76,500 (M4 Loaded)
Mercedes-Benz C-Class	$41,400 (C300 Base)	Multiple Option Packages		$92,940 (C63S AMG Loaded)
Ford Mustang Mach-E	$43,895 (Select)	$50,600 (Premium)	$52,400 (California RT.1)	$60,500 (GT)

Note: Company reserves the right to change prices and specifications.

INNOVATIVE & SUPERIOR FLEXIBLE LEASING STRATEGY

Fisker's Innovative Flexible Lease Anticipated to Provide Superior Value and Choice to Customers


FISKER





Fisker Ocean	Tesla Model 3	Jaguar I-PACE
Base: $379 Monthly (SUV)	**Base: $523 Monthly (Sedan)**	**Base: $915 Monthly (Crossover)**
$2,999 Drive Off	$2,999 Drive Off	$2,999 Drive Off
250-300 Mile EV Range	250 Mile EV Range	234 Mile EV Range
No Fixed Term	36 Month Term	36 Month Term
30,000 Miles per Year	15,000 Miles per Year	15,000 Miles per Year

- ✓ **Cancel Anytime**
  Starting at $379 /mo. FLEXEE Payment
- ✓ **One-Time Initiation & Activation**
  Starting at $2,999 due at subscription
- ✓ **High Mileage Allowance**
  30,000 miles/year with monthly rollover
- ✓ **No Hidden Costs**
  Includes full service and maintenance
- ✓ **Flexible Term**
  No long-term commitment
- ✓ **Purchase from $37,499**
  $29,999 w/ US Federal Tax Credit (1)

(1) If applicable.

BRAND EXPERIENCE CENTERS

BRAND EXPERIENCE CENTER STRATEGY

- Immersive brand experience centers in key strategic locations in the US and Europe
- Storytelling central to the customer journey in-store – sustainability / technology / a new model for ownership
- Virtual factory tour
- AR and VR experiences
- Group test drives
- Ability for customers to interact with vehicle materials and learn the stories behind them
- Family-friendly environments with zoned spaces
- Vehicle visualization, specification and ordering in-store
- Fisker brand specialists to start customers' concierge relationships
- Smaller pop-up stores in malls and airports to support brand experience hubs


EXPERIENCE CENTER


FISKER


FISKER



EXPERIENCE CENTER LOCATIONS


#5
Seattle
#6
San Francisco
#1
Los Angeles
#8
Phoenix
#10
Denver
#3
Houston
#7
Chicago
#9
Atlanta
#2
New York
#4
Miami

Note: Experience center locations subject to change based on customer demand.

ANTICIPATED ACCESS TO SECURE BATTERY SUPPLY

Battery Supply

- ✓ Fisker is negotiating with VW to secure a source of battery supply, which would provide Fisker with the benefit of one of the world's largest battery procurement supply contracts
  - **Volkswagen has issued battery supply contracts worth ~$50 billion** for an estimated 300 GWh of battery cells
  - Global supply chain consisting of several suppliers, including Samsung SDI, LG Chem, SK Innovation, CATL and through a joint venture with Northvolt AB
- ✓ Results in de-risked battery supply as the MEB Platform has a fully-developed and fully-tested battery pack
- ✓ The MEB Platform has been developed with flexibility for different cell types (pouch, prismatic)
- ✓ Volkswagen's Center of Excellence for Battery Cells continually assesses the roadmap for next generation lithium-ion cell chemistries

GLOBAL BATTERY SUPPLY CHAIN


POLAND
LG Chem
northvolt
SK
ATLANTA
CATL
CHINA
GERMANY

ANTICIPATED MANUFACTURING STRATEGY

European Facility

The global automotive production industry suffers from an estimated 20% overcapacity. As a result, we expect to partner with an existing manufacturer rather than adding additional production capacity.

Facility Overview

- ✓ **Various Vehicles** *Produced*
- ✓ **Up to 100k** *Annual Vehicle Capacity*
- ✓ **4.6 million** *Square Feet*
- ✓ **2,000+** *Employees*
- ✓ **In-House** *Press Shop*

Strategy Benefits

- Ensures certainty of production scale-up and vehicle build quality
- Avoids substantial upfront investments in manufacturing capabilities and production learning curve compared to greenfield manufacturing
- Minimizes our manufacturing carbon footprint versus the traditional vehicle production model
- Consistent with goal of producing a truly zero emission vehicle

VW RELATIONSHIP AND DEVELOPMENT MILESTONES

MOU FOR PLATFORM SHARING

Executed: November 2017

COLLABORATION AGREEMENT

- Framework outlining collaboration structure between VW and Fisker to use the MEB Platform

Executed: December 2018

FULLY DRIVABLE PROTOTYPE

- Fully drivable pre-production prototype built on the durability-tested MEB Platform and unveiled at CES 2020

Executed: 2019

CORNERSTONE AGREEMENT

- Directional program cost
- Directional bill of materials
- Directional capacity
- Project timeline (29 months)

Anticipated: July 2020

SUPPLY & MANUFACTURING AGREEMENT

- All terms finalized
- BOM solidified
- Production engineering and manufacturing of long-lead tooling

Anticipated: 2H 2020

BEGIN PRE-PRODUCTION

- Build 50 - 100 pre-production cars

Anticipated: Q4 2021

START OF PRODUCTION

- Consumer deliveries of Fisker Ocean commence

Anticipated: Q4 2022



Stage of Development

- ■ **Executed**
- ▨ **Anticipated in Cornerstone Agreement**

Note: These milestones are subject to the Company successfully closing its anticipating financings and entering into definitive documentation with VW.

EXPECTED SERVICE PARTNERSHIP

Fisker is preparing for Pivet(1), a Cox Automotive brand, to provide local storage and services for Fisker vehicles.

PIVET

DIGITAL SERVICE STRATEGY

1


mobility on
your terms.

Customer Requests Service on Flexee App

2



Service Performed at Authorized Pivet Facility

3



Vehicle Returned to Customer

Fisker-branded personnel handle transport to and from service facility, providing hassle-free digital experience

FOOTPRINT

78 **US Locations**

108 **Global Locations**

Pivet and Manheim service locations as of June 2, 2020.

CAPABILITIES(2)

- Logistics
- Warehousing
- Re-fleeting
- Service
- Trade-in valuations

SERVICES ANTICIPATED TO BE COVERED

- ✓ Vehicle management
- ✓ Vehicle storage
- ✓ Dockside collection
- ✓ PDI
- ✓ Initial customer delivery
- ✓ Mobile vehicle servicing
- ✓ End of lease collections
- ✓ Vehicle refurbishment
- ✓ Trade in process









(1) Pivet provides end-to-end vehicle services via an integrated partner network comprised of vehicle service providers, including Manheim and other Cox Automotive service locations, franchise and independent dealers and independent service providers.
(2) Representative sampling of Pivet and Cox Automotive capabilities.

ACCESS TO ULTRAFAST CHARGING NETWORKS

STATE-OF-THE-ART FAST CHARGE CAPABILITIES

- **250 - 300 miles** mile all-electric range
- Advanced thermal management and **400-volt system** voltage with maximum DC fast charging rate of **125 kW**
- Compatible with existing charging infrastructure **(e.g., ChargePoint, EVgo, etc.)**
- Electrify America has announced it will **invest $2 billion through 2027**, primarily on nationwide EV infrastructure capable of 350+ kW

ELECTRIFY AMERICA PLANNED STATIONS


Seattle
Portland
Sacramento
San Jose
Fresno
San Francisco
Los Angeles
San Diego
Denver
Chicago
Houston
Boston
New York
Philadelphia
Washington
Raleigh
Miami

Electrify America plan includes building public DC fast and Level 2 chargers in 17 metropolitan areas

electrify america COMPATIBLE CHARGERS

Electrify America has four charger hardware suppliers with CCS charging capable of **350+ kW**

Each features the newest technology & premium design aesthetic


SIGNET
ABB
BTCPower
efacec

- Charge power up to 350kW CCS & 50+ kW CHAdeMO
- Liquid-cooled cables
- Dual connector
- 15-inch touch display

Source: Electrify America.
Note: Investment Plan through 2027.

FISKER VEHICLE EXPECTED DEVELOPMENT PLAN

2021 | 2022 | 2023 | 2024 | 2025 | 2026

Fisker Platform 1
(Anticipated VW MEB ID.4)

SUV





Fisker Platform 2
(TBD)




Fisker Platform 3
(TBD)

Luxury Sedan (EMotion)





FISKER UNIQUE IP AND TECHNOLOGY EXPERTISE

IP Roadmap	Current Platform Development	Future Development
Intellectual Property	**Over 150 Trademarks & Patents Globally[1]** *Over 20 Countries In Classes 9, 12, 25, 35, 36, 37, 40, 41*	**Over 500 Trademarks & Patents Globally** *Over 50 Countries In Multiple Classes*
Product Portfolio	**Design & Specifications** *Fisker Ocean SUV Is 1st Vehicle*	**3 Platforms, 3 Segments, 8 Vehicles** *SUV, Crossover, Pickups, Luxury & Performance Vehicles*
Digital Customer Experience	**World's Best In-Car UI/UX, Digital App & Integrated Customer Experience** *Seamless Digital Experience for Reservations, Refunds, Photo Gallery & Social Media Sharing*	**Car Buying, Flexible Leasing, Trade-Ins, Loans, Insurance, E-commerce, Upgradable Features Car Swapping, Car Sharing, Ride Hailing** *Fully Transactional Fintech Platform With A Seamless Lifetime Customer Experience*
EE Architecture[2]	**Advanced EE Architecture** *Over The Air Updates, Battery Management System Optimization & State-Of-The-Art ADAS*	**Advanced EE Architecture** *OTA (5G, WIFI-6), Modern Electronics Architecture, New OSS, V2X, V2V, Machine Learning Algorithms, High Performance Power Electronics, State-Of-The-Art ADAS & Smart & Wireless Charging*
E-Powertrain[2]	**Configurable 2WD/4WD** *Optimized Range & Acceleration and Cost Effective*	**Ultra-High Performance** *Optimized Efficiency, Advanced Software Controls*




All-Electric.
Zero-Emissions.
Fisker Ocean.
Introducing flexible EV ownership.
mobility on your terms.
Fisker Ocean
Create an account.



Note: All figures & specifications are subject to change.
(1) Includes legacy intellectual property, some of which may not be meaningful to the Fisker Ocean.
(2) Fisker IP development, in development or to be developed anticipated to be layered alongside and atop OEM components.

KEY ESG THEMES AT THE CORE OF FISKER, INC.

VISION: A clean future for all

MISSION: Create the World's most Emotional and Sustainable vehicles

Fisker is an innovator and will be one of very few pure-play electric vehicle public companies

- Zero-emission mobility solution
- The Fisker Ocean is priced to enable the average consumer the ability to afford an electric vehicle

The Fisker Ocean is expected to be the world's most sustainable vehicle

- Utilizes recycled rubber from tire manufacturing waste
- Vegan leather seats and interiors
- Eco-suede interior trim from recycled polyester
- All carpets made from fishing nets and bottles recycled from ocean waste

Emphasis on green, sustainable technologies

- State-of-the-art photovoltaic roof

Fisker will have a very small environmental footprint

- Utilizes excess manufacturing capacity at existing manufacturing plant
- The world's first digital car company – not requiring typical manufacturing, dealer or service networks






FISKER

ATTRACTIVE AND DE-RISKED FINANCIAL MODEL

Unique, industry-first business model will significantly reduce execution and operational risk and generate outsized margins

Visibility and Timing to SOP	▪ Projected volumes derived in agreement with OEM Partner ▪ Confident visibility into timeline to SOP ▪ Parts are sourced in accordance with Bill of Design and Bill of Manufacturing providing predictability around future costs ▪ Will utilize existing facility and processes with skilled personnel, improving ability to achieve "right-first-time" delivery
Predictable and Defensible Margin Profile	▪ Fisker will start its operations already having economies of scale with profitability expected on the first unit produced ▪ Ongoing access to efficiencies and cost reductions created in existing supply chain ▪ Use of existing manufacturing and an established supply chain and parts sourcing provides confident visibility into gross margin per vehicle
Attractive Potential Free Cash Flow	▪ Leveraging key partnerships provides unique insights into, and a high degree of confidence in, the development budget ▪ Dramatically reduced levels of upfront capital investments ▪ Expected to be cash flow positive in the first full year of production (2023E) ▪ Future Fisker-led manufacturing facilities have the potential to further reduce manufacturing costs

APPROXIMATE UNIT ECONOMICS

Attractive unit economics derived from industry leading economies of scale as part of a platform created to support VW's plan to sell over 22 million EVs over the coming decade(1)

BASE PACKAGE 2023E UNIT ECONOMICS


(US$)
$39,000
($29,000)
($8,000)
$2,000
Approximate Sales Price
Approximate Bill of Materials
Assembly, Shipping and Logisitics, Warranty and Tariffs
Gross Profit

	BASE	SPORT	POWER SPORT	EXTREME
Vehicle Package				
2023E Gross Projected Margin	5.0% - 7.5%	17.0% - 21.0%	28.0% - 32.5%	29.0% - 33.0%

(1) Source: The Drive.
Note: Company reserves the right to change prices and specifications, which may impact gross margins.

SUMMARY FINANCIAL PROJECTIONS

UNITS PRODUCED

(in thousands)



Ocean (SUV)
Lifestyle Pickup
Sport Crossover
% of Total EV Fleet(1)
8
51
0.2%
175
25
150
0.6%
225
20
45
160
0.6%
2022E(2)
2023E
2024E
2025E

TOTAL REVENUE

(US$ in billions)



$0.6
$3.3
$10.6
$13.2
2022E(2)
2023E
2024E
2025E

ADJ. EBITDA & ADJ. EBITDA MARGIN %

(US$ in billions)



EBITDA
Margin %
4%
$0.0
13%
$0.4
$2.0
19%
$2.8
21%
2022E(2)
2023E
2024E
2025E

FREE CASH FLOW[3]

(US$ in billions)



($0.3)
$0.1
$1.0
$1.9
2022E(2)
2023E
2024E
2025E

(1) Represents Passenger Vehicles, Heavy Commercial, Medium Commercial and Light Commercial figures per Electric Vehicle Outlook 2020, Bloomberg NEF.

(2) Assumes Fisker SOP in November 2022.

(3) Free cash flow defined as Adj. EBITDA less income taxes, interest expense, NWC changes, capex, and net lease financing.

DEVELOPMENT BUDGET

PIPE financing and SPAC merger expected to fully fund Fisker through SOP

(US$ in millions)



$49
$99
$9
$157
$46
$314
$16
$533
$14
$112
$14
$97
$770
Engineering & R&D
Capex
Other
Year 1 Total
Engineering & R&D
Capex
Other
Year 2 Total
Engineering & R&D
Capex
Other
Working Capital
Year 3(1) Total

(1) Incorporates the first 7 months of Year 3 leading up to SOP.

Note: Year totals are cumulative.

Note: Other includes general, administrative, sales and marketing expenses; Capex includes launch costs, facility costs, equipment, tooling, and other costs.

INDICATIVE TRANSACTION OVERVIEW

ESTIMATED SOURCES & USES

Sources:	$ MM
Committed Common Equity PIPE	$500
Spartan Trust Equity[1]	569
Series C Investment	50
Stock Consideration to Existing Fisker Shareholders	1,750
Total Sources	**$2,869**

Uses:	$ MM
Stock Consideration to Existing Fisker Shareholders	$1,750
Estimated Fees & Expenses	79
Cash to Fisker Balance Sheet	1,040
Total Uses	**$2,869**

ILLUSTRATIVE PRO FORMA CAPITALIZATION[1]

(in millions)

Pro Forma Ownership:	Shares	% Ownership
PIPE Investors[2]	50.0	17.0%
SPAC Investors[1]	55.2	18.8%
Founders Shares	13.8	4.7%
Existing Fisker Shareholders[2]	175.0	59.5%
Total Shares	**294.0**	**100.0%**

ILLUSTRATIVE PRO FORMA VALUATION

(in millions, except per share data)

PF Shares Outstanding[2][3]	294.0
Share Price	$10.00
Equity Value	**$2,940**
Plus: Debt	-
Less: Cash	($1,040)
Enterprise Value	**$1,900**

ILLUSTRATIVE PRO FORMA OWNERSHIP[1][2][3]



PIPE Investors[2]
SPAC Investors
Founders Shares
Existing Fisker Shareholders[2]
17%
19%
5%
60%
$2.9B
PF Equity Value

Note: Dual-class voting rights for the Co-Founders of Fisker shares will be 10:1.

(1) Assumes no redemptions from Spartan's existing public shareholders.
(2) Assumes new shares are issued at a price of $10.00.
(3) Excludes the impact of Spartan warrants (27.6 million with a strike price of $11.50).

FISKER VS. NIKOLA AT SIGNING & TESLA AT IPO

FISKER PF VALUATION

(in millions, except per share data)

Share Price	$10.00
PF Shares Outstanding[1]	294.0
PF Equity Value	$2,940
(+) Debt	-
(-) Cash	(1,040)
PF Enterprise Value	$1,900

Years After De-SPAC	T+3	T+4	T+5
Calendar Year	2023E	2024E	2025E
Management Projections			
Revenue	$3,314	$10,604	$13,236
% Growth	*497%*	*220%*	*25%*
Adj. EBITDA	$442	$2,007	$2,760
% Margin	*13%*	*19%*	*21%*
EV / Revenue	**0.6x**	**0.2x**	**0.1x**
EV / EBITDA	**4.3x**	**0.9x**	**0.7x**

NIKOLA PF VALUATION[2]

(in millions, except per share data)

Share Price	$10.00
PF Shares Outstanding	402.9
PF Equity Value	$4,029
(+) Debt	$4
(-) Cash	(709)
PF Enterprise Value	$3,324

Years After De-SPAC	T+3	T+4	T+5
Calendar Year	2023E	2024E	2025E
Management Projections			
Revenue	$1,414	$3,226	$5,640
% Growth	*371%*	*128%*	*75%*
Adj. EBITDA	($66)	$213	$665
% Margin	*NM*	*7%*	*12%*
EV / Revenue	**2.4x**	**1.0x**	**0.6x**
EV / EBITDA	**NM**	**15.6x**	**5.0x**

TESLA PF VALUATION[3]

(in millions, except per share data)

Share Price	$17.00
PF Shares Outstanding	93.1
PF Equity Value	$1,583
(+) Debt	$31
(-) Cash	(62)
PF Enterprise Value	$1,552

Years After IPO	T+3	T+4	T+5
Calendar Year	2013E	2014E	2015E
Wall Street Estimates[4]			
Revenue	$1,846	$2,173	$3,672
% Growth	*194%*	*18%*	*69%*
Adj. EBITDA	$196	$149	$436
% Margin	*11%*	*7%*	*12%*
EV / Revenue	**0.8x**	**0.7x**	**0.4x**
EV / EBITDA	**7.9x**	**10.4x**	**3.6x**

(1) Assumes a $500 million PIPE, no redemptions from Spartan's existing public shareholders, and that new shares are issued at a price per share of $10.00. Excludes the impact of all out-of-the-money Spartan warrants (27.6 million with a strike price of $11.50).
(2) Per Nikola Motors Investor Presentation filed April 3, 2020.
(3) Represents Tesla's valuation on IPO date of June 29, 2010.
(4) Wall Street Estimates as of August 3, 2010.

TESLA'S TRADING MULTIPLE OVER TIME

EV / 3-YEAR FORWARD REVENUE

(Since IPO[1])

(US$ in millions)

	TSLA 3-YR Fwd Revenue Multiple	
	Current	Median[2]
Fisker Revenue (T+3)	$3,314.0	$3,314.0
Multiple	4.8x	1.5x
Implied EV	**$16,014.9**	**$4,916.6**



6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
-
Share Price
TEV/3-Year Forward Revenue
Median Revenue Multiple
Median: 1.5x
$1,800
$1,544.65
$1,500
$1,200
$900
$600
$300
$0
Jun-10
May-11
Apr-12
Mar-13
Feb-14
Jan-15
Dec-15
Nov-16
Oct-17
Sep-18
Aug-19
Jul-20

EV / 3-YEAR FORWARD EBITDA

(Since IPO[1])

(US$ in millions)

	TSLA 3-YR Fwd EBITDA Multiple	
	Current	Median[2]
Fisker Adj. EBITDA (T+3)	$442.0	$442.0
Multiple	27.5x	9.8x
Implied EV	**$12,172.4**	**$4,347.4**



35.0x
30.0x
25.0x
20.0x
15.0x
10.0x
5.0x
-
Share Price
TEV/3-Year Forward EBITDA
Median EBITDA Multiple
Median: 9.8x
$1,800
$1,544.65
$1,500
$1,200
$900
$600
$300
$0
Jun-10
May-11
Apr-12
Mar-13
Feb-14
Jan-15
Dec-15
Nov-16
Oct-17
Sep-18
Aug-19
Jul-20

Source: Capital IQ and Consensus Estimates as of July 10, 2020.
(1) Tesla IPO date of June 29, 2010.
(2) Median 3-Year forward multiple since IPO.

FINANCIAL BENCHMARKING

2023E - 2025E REVENUE CAGR



(1)
99.8%
NIKOLA MOTOR COMPANY
(2)
99.7%

2019 - 2021E REVENUE CAGR



62.9%
Median 44.4%
25.9%
9.0%
6.5%
Median (3.1%)
(2.2%)
(4.0%)
(4.1%)
(4.1%)
NIO
TESLA
Ferrari
PEUGEOT
NISSAN
FIAT

2023E EBITDA MARGIN



(1)
13.3%
NIKOLA MOTOR COMPANY
(2)
NM

2021E EBITDA MARGIN



35.2%
18.1%
Median 18.1%
17.2%
Median 12.3%
13.4%
11.3%
9.9%
3.2%
NM
TESLA
NIO
Ferrari
PEUGEOT
FIAT
NISSAN

Source: Capital IQ and Consensus Estimates as of July 10, 2020.
(1) Fisker based on management estimates.
(2) Figures per Nikola Motors Investor Presentation filed April 3, 2020.

VALUATION BENCHMARKING

EV / REVENUE — FISKER & NIKOLA



FISKER
(1)
NIKOLA MOTOR COMPANY
(2)
0.6x
0.2x
0.1x
15.2x
6.7x
3.8x
2023E
2024E
2025E
2023E
2024E
2025E

EV / 2021E REVENUE



8.2x
Median 7.0x
5.8x
7.2x
1.1x
1.0x
0.9x
Median 0.9x
0.2x
0.2x
TESLA
NIO
Ferrari
PEUGEOT

EV / EBITDA — FISKER & NIKOLA



FISKER
(1)
NIKOLA MOTOR COMPANY
(2)
4.3x
0.9x
0.7x
NM
101.2x
32.4x
2023E
2024E
2025E
2023E
2024E
2025E

EV / 2021E EBITDA



45.1x
Median 45.1x
NM
27.1x
20.6x
8.0x
5.8x
Median 6.9x
1.6x
1.3x
TESLA
NIO
NISSAN
Ferrari
PEUGEOT

Source: Capital IQ and Consensus Estimates as of July 10, 2020.
(1) Fisker based on implied enterprise value of $1,900 million.
(2) Figures per Nikola Motors Investor Presentation filed April 3, 2020. Share price based on NKLA price as of July 10, 2020.

APPENDIX

UNAUDITED FINANCIAL SUMMARY

FYE Dec | $ in mm	2018	2019
Statement of Operations Data		
Total Operating Costs and Expenses	$ 3.4	$ 10.1
Loss from Operations	**$(3.4)**	**$(10.1)**
Total Other Income (Expense)	$(0.0)	$(0.3)
Net Loss	**$(3.4)**	**$(10.4)**
Net Loss Attributable to Common Shareholders	$(4.7)	$(10.4)
Statement of Cash Flows Data		
Net Cash Used in Operating Activities	$(3.4)	$(7.3)
Purchase of Property and Equipment	$(0.0)	$(0.0)
Net Cash Provided by Financing Activities	$ 7.6	$ 3.6
Balance Sheet Data[(1)]		
Cash and Cash Equivalents	$ 5.5	$ 1.9
Total Assets	$ 5.7	$ 2.1
Total Liabilities	$ 1.0	$ 7.7

(1) Excludes the impact of $56.4mm raised in 2020 through convertible note agreements and convertible equity.